POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Suzan M. Barron, Jeremiah J. Bresnahan, J. Kevin Connaughton, Tracy S. DiRienzo, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane and Vincent P. Pietropaolo, individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee/director or officer of Liberty All-Star Equity Fund and Liberty All-Star Growth, Inc. (All-Star Funds). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of the All-Star Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the All-Star Funds.

In witness, I have signed this Power of Attorney on this 27th day of December, 2000.




                                                --------------------------------
                                                         Robert J. Birnbaum

                         POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Suzan M. Barron, Jeremiah J. Bresnahan, J. Kevin Connaughton, Tracy S. DiRienzo, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane and Vincent P. Pietropaolo, individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee/director or officer of Liberty All-Star Equity Fund and Liberty All-Star Growth, Inc. (All-Star Funds). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of the All-Star Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the All-Star Funds.

In witness, I have signed this Power of Attorney on this 27th day of December, 2000.





                                               --------------------------------
                                                       Richard W. Lowry

                         POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Suzan M. Barron, Jeremiah J. Bresnahan, J. Kevin Connaughton, Tracy S. DiRienzo, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane and Vincent P. Pietropaolo, individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee/director or officer of Liberty All-Star Equity Fund and Liberty All-Star Growth, Inc. (All-Star Funds). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of the All-Star Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the All-Star Funds.

In witness, I have signed this Power of Attorney on this 27th day of December, 2000.






                                                --------------------------------
                                                         James E. Grinnell

                         POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Suzan M. Barron, Jeremiah J. Bresnahan, J. Kevin Connaughton, Tracy S. DiRienzo, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane and Vincent P. Pietropaolo, individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee/director or officer of Liberty All-Star Equity Fund and Liberty All-Star Growth, Inc. (All-Star Funds). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of the All-Star Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the All-Star Funds.

In witness, I have signed this Power of Attorney on this 27th day of December, 2000.






                                                --------------------------------
                                                         William E. Mayer

                         POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Suzan M. Barron, Jeremiah J. Bresnahan, J. Kevin Connaughton, Tracy S. DiRienzo, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane and Vincent P. Pietropaolo, individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee/director or officer of Liberty All-Star Equity Fund and Liberty All-Star Growth, Inc. (All-Star Funds). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of the All-Star Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the All-Star Funds.

In witness, I have signed this Power of Attorney on this 27th day of December, 2000.






                                                --------------------------------
                                                        John J. Neuhauser

                         POWER OF ATTORNEY FOR SIGNATURE



The undersigned constitutes William J. Ballou, Suzan M. Barron, Jeremiah J. Bresnahan, J. Kevin Connaughton, Tracy S. DiRienzo, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane and Vincent P. Pietropaolo, individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee/director or officer of Liberty All-Star Equity Fund and Liberty All-Star Growth, Inc. (All-Star Funds). This Power of Attorney authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of the All-Star Funds, with the Securities and Exchange Commission and I request that this Power of Attorney then constitutes authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the All-Star Funds.

In witness, I have signed this Power of Attorney on this 27th day of December, 2000.






                                                --------------------------------
                                                        Joseph R. Palombo